Exhibit 32

CERTIFICATION

The undersigned certify pursuant to 18 U.S.C. § 1350, that:

(1)           The accompanying Annual Report on Form 10-KSB for the period ended September 30, 2005 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)           The information contained in the accompanying Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: December 28, 2005	/s/ Kenneth W. Brimmer
Chief Executive Officer

Date: December 28, 2005	/s/ Mark F. Buckrey
Chief Financial Officer